Aegis Funds (the “Trust”) - Aegis Value Fund (the “Fund”)

Supplement dated October 26, 2016
to the
Statement of Additional Information (“SAI”) dated April 30, 2016, as supplemented on August 26, 2016

The section of the Fund’s SAI entitled “Management of the Fund” is revised to reflect updated information about certain of the Trustees. Accordingly, the “Management of the Fund” section is hereby revised and amended in its entirety as shown below:

Board of Trustees.  The Board of Trustees is responsible for overseeing the business affairs of the Trust and the Fund. The Trustees’ duties are established by state and federal law.  In general, Trustees have a duty to exercise care and prudent business judgment in their oversight of the Fund.  Trustees also have a duty to exercise loyalty to the Fund’s shareholders which requires them to act in good faith, avoid unfair dealing, and resolve any conflicts of interest in favor of the Fund and its shareholders.

The Board has five Trustees, three of whom are not “interested persons” as that term is defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”) of the Trust.

Mr. Scott L. Barbee is an officer and majority director of the Fund’s investment advisor and is, therefore, considered to be an “interested person” of the Trust (“Interested Trustee”).  Mr. David Giannini is considered an “interested person” of the Trust due to the Fund’s investment advisor’s securities trading business relationship with Mr. Giannini’s employer.

The Board annually elects the officers of the Trust to actively supervise the day-to-day operations of the Fund.  The Trustees serve for an indefinite period.

Information about each Trustee and officer of the Trust is provided in the table below:

Name, Year of Birth, and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees*
Eskander Matta Born: 1970 c/o Aegis Financial Corporation 6862 Elm Street, Suite 830 McLean, VA 22101	Trustee	Since 2003	Chief Executive Officer of Tasharina Corporation (an eCommerce business services firm) since 2012; Vice President of ebusiness, Blue Shield of California (2008 – 2012).	1	Director of Aegis Value Fund, Inc. (1997 – 2014).

Name, Year of Birth, and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
V. Scott Soler Born: 1969 c/o Aegis Financial Corporation 6862 Elm Street, Suite 830 McLean, VA 22101	Trustee	Since 2007	Managing Member of Jackson Hill Advisers, LLC (an investment adviser) since 2016; Co-owner at Limestone Value Partners, LLC (an investment adviser) (2011-2016); Managing Director and Senior Advisor of Quantum Energy Partners (2006 – 2011).	1	Ceritas II (2007 – 2011); Merchant Energy Holdings (2007 – 2012); Director of Aegis Value Fund, Inc. (2007 – 2014).

Andrew R. Bacas** Born: 1958 c/o Aegis Financial Corporation 6862 Elm Street, Suite 830 McLean, VA 22101	Trustee	Since August 2016	President, Jefferson Management Consultants, Inc. (a commercial real estate investment and advisory firm) since 2006.	1	Director of The Bacas Family Foundation (2003-2015).

Interested Trustees***
Scott L. Barbee Born: 1971 c/o Aegis Financial Corporation 6862 Elm Street, Suite 830 McLean, VA 22101	President Trustee Treasurer Secretary	Since 2009 Since 2003 2003 – 2008 2006 – 2008	President of Aegis Financial Corporation since 2009; President of Aegis Value Fund, Inc. since 2009; Treasurer, Secretary and Managing Director of Aegis Financial Corporation (1997 – 2008); Treasurer of Aegis Value Fund, Inc. (1997 – 2009); Secretary of Aegis Value Fund, Inc. (2006 – 2008).	1
Director of Aegis Value Fund, Inc. (1997 – 2014); Director of Donald Smith & Co. (SEC-registered investment adviser) since 2014; Director of The Barbee Family Foundation since 2012; Director of The Donald & Paula Smith Family Foundation since 2014.

David A. Giannini Born: 1953 c/o Aegis Financial Corporation 6862 Elm Street, Suite 830 McLean, VA 22101	Trustee	Since 2006	Institutional equity sales and research with Scarsdale Equities since 2006.	1	Director of Aegis Value Fund, Inc. (2006 – 2014).

Name, Year of Birth, and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Officer of the Trust who is not also a Trustee
Sarah Q. Zhang Born: 1970 c/o Aegis Financial Corporation 6862 Elm Street, Suite 830 McLean, VA 22101	Chief Compliance Officer Treasurer and Secretary	Since 2008 Since 2009	Chief Compliance Officer of Aegis Financial Corporation and Aegis Value Fund, Inc. since 2008; Treasurer and Secretary of Aegis Financial Corporation and Aegis Value Fund, Inc. since 2009.	N/A	N/A
*   The “Independent Trustees” are those Trustees that are not considered “interested persons” of the Trust, as that term is defined in the 1940 Act.
**  Mr. Bacas’ son was a summer intern with the Advisor from May 17, 2016 to August 12, 2016.
*** Mr. Barbee is considered to be an “Interested Trustee” because of his affiliation with the Advisor.  Mr. Giannini is considered to be an “Interested Trustee” due to his employer’s securities trading business relationship with the Advisor.

Leadership Structure and the Board of Trustees.  The Board is responsible for overseeing the business affairs of the Trust and the Fund and exercising all of its powers except those reserved for shareholders.  The Board is composed of five Trustees, three of whom are Independent Trustees.

The Independent Trustees meet regularly in executive sessions among themselves and with Fund counsel to consider a variety of matters affecting the Fund. These sessions generally occur prior to, or following, scheduled Trustee meetings and at such other times as the Independent Trustees may deem necessary. Other than Mr. Bacas, who was appointed to the Board on August 25, 2016, each Trustee attended 100% of the total number of meetings of the Board in the fiscal year ended December 31, 2015.  As discussed in further detail below, the Board has established three standing committees to assist the Board in performing its oversight responsibilities. The Board has engaged the Advisor to manage the Fund and is responsible for overseeing the Advisor and other service providers to the Trust and the Fund in accordance with the provisions of the 1940 Act and other applicable laws.

The Trust’s By-Laws do not set forth any specific qualifications to serve as a Trustee. The Nominating Committee Charter sets forth a number of factors that the Nominating and Corporate Governance Committee (“Nominating Committee”) will take into account in considering candidates for membership on the Board, including (but not limited to):  (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director/trustee or senior officer of other public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund; and (vii) such other factors as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.  The Nominating Committee Charter also sets forth certain factors that the Nominating Committee may take into account in evaluating potential conflicts of interest. In evaluating a candidate for nomination or election as a Trustee, the Nominating Committee will take into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Nominating Committee believes contributes to good governance for the Fund.

The Chairman of the Board is not an Independent Trustee.  The Trust does not have a lead Independent Trustee. The Chairman’s role is to set the agenda at each Board meeting, preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform other such functions as may be provided by the Board from time to time.

Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, Advisor, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service and/or academic positions and through experience from service as a board member of the Trust, public companies or other organizations as set forth above. Each Trustee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

The Board has determined that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Trust and the Fund, including factors such as the Fund’s investment strategy and style, the net assets of the Fund, the committee structure of the Trust, and the management, distribution and other service arrangements of the Fund. The Board believes that the current leadership structure permits the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among service providers, committees of Trustees and the full Board in a manner that enhances effective oversight. The Board believes that having a majority of Independent Trustees is appropriate and in the best interest of the Fund, and that the Board leadership by Mr. Barbee provides the Board with valuable corporate and financial insights that assist the Board as a whole with the decision-making process. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

Risk Oversight.  The Fund is subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the Fund’s management, the Advisor and other service providers (depending on the nature of the risk), who carry out the Fund’s investment management and business affairs.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund’s management, the Advisor, the Chief Compliance Officer of the Fund, and the independent registered public accounting firm for the Fund, as appropriate, regarding risks faced by the Fund and relevant risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board's periodic review of the Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees of the Board.  The Board has three committees: an Audit Committee, a Nominating and Corporate Governance Committee and a Valuation Committee.  The Audit Committee oversees the Trust’s accounting and financial reporting policies and practices and oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof.  The Committee also pre-approves of all audit and non-audit services to be provided by the independent auditors.  The members of the Audit Committee include all of the Board’s Independent Trustees.  The Audit Committee met one time during the fiscal year ended December 31, 2015.

The Nominating and Corporate Governance Committee, also comprised of all of the Independent Trustees, evaluates the qualifications of candidates and makes nominations for Independent Trustee membership on the Board.  In addition, this Committee also performs various tasks related to Board governance procedures, including, without limitation, periodically reviewing Board composition and Trustee compensation, reviewing the responsibilities of Board committees and the need for additional committees.  The Nominating and Corporate Governance Committee does not consider nominees recommended by shareholders.  The Nominating and Corporate Governance Committee did not meet during the fiscal year ended December 31, 2015.

The Valuation Committee, which is composed of two Independent Trustees, oversees the valuations of portfolio securities and other assets of the Fund.  The Valuation Committee did not meet with respect to the Fund during the fiscal year ended December 31, 2015.

Share Ownership by Trustees.  As of March 31, 2016, the officers and Trustees of the Fund, as a group, owned approximately 0.57% of the Class A shares of the Fund, and approximately 16.25% of the Class I shares of the Fund.  As of December 31, 2015, the Trustees owned the following dollar amounts of shares in the Fund using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and Over $100,000.

Name of Trustee	Dollar Range of Shares in the Fund*
Independent Trustees
Eskander Matta	Over $100,000
V. Scott Soler	Over $100,000
Andrew R. Bacas**	Over $100,000
Interested Trustee
Scott L. Barbee	Over $100,000
David A. Giannini	$50,001 – $100,000
    *The Fund is the only series of the Trust.
     ** Mr. Bacas was elected a trustee of the Fund on August 25, 2016.

Compensation.  The Trust does not pay any fees or compensation to its officers or Interested Trustee, but the Independent Trustees each receive a fee of $1,000 for each meeting of the Board of Trustees which they attend and $500 for each committee meeting.  In addition, the Trust reimburses its Independent Trustees for reasonable travel or incidental expenses incurred by them in connection with their attendance at Board meetings.  The Trust offers no retirement plan or other benefits to its Trustees.

The following table sets forth information regarding compensation of the Independent Trustees by the Fund for the fiscal year ended December 31, 2015:

Independent Trustees	Aggregate Compensation from the Fund	Total Compensation from the Fund and Fund Complex Paid to Trustees
David A. Giannini*	$4,500	$9,500
Eskander Matta	$4,500	$9,500
V. Scott Soler	$4,500	$7,500
Andrew R. Bacas**	$0	$0

* Mr. Giannini was considered an Independent Trustee prior to the Advisor effecting securities trading transactions with his employer Scarsdale Equities in September 2016.
** Mr. Bacas was elected a trustee of the Fund on August 25, 2016.

Codes of Ethics.  Rule 17j-1 under the 1940 Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with, or with access to, information about the Trust’s investment activities.  The Board of Trustees and the Advisor have adopted detailed Codes of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1.  The Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees (“access persons”).  Under the Codes of Ethics, access persons are permitted to engage in personal securities transactions, but are required to receive prior approval of each transaction in a non-exempt security, and are required to report their non-exempt personal securities transactions on a quarterly basis for monitoring purposes.  Copies of the Codes of Ethics are on file with the SEC and are available to the public.

The Advisor’s Code of Ethics is also designed to comply with the Investment Advisers Act of 1940, as amended.  The Board of Trustees has reviewed and approved the Advisor’s Code of Ethics.

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Please keep this supplement for further reference.